                                                         Item 24.b Exhibit (13)

                                  EQUITY INCOME
              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1996

1.0 Year (From Date of Inception 4/1/95)

        1000       (1+T) 1.            =         1,291.00
                  ((1+T) 1.)1.         =        (1.2910).1
                    1+T                =         1.2910
                      T                =          .2910

1.5 Years (From Date of Inception 4/1/95)

        1000       (1+T) 1.5           =         1,370.00
                  ((1+T) 1.5)1.5       =        (1.3700)1.5
                    1+T                =         1.2335
                      T                =          .2335


                               INTERNATIONAL STOCK
              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1996

1.0 Year (From Date of Inception 4/1/95)

         1000      (1+T) 1.            =         1,174.00
                  ((1+T) 1.)1.         =        (1.1740)1
                    1+T                =         1.1740
                      T                =         0.1740

1.5 Years (From Date of Inception 4/1/95)

         1000      (1+T) 1.5           =         1,221.00
                  ((1+T) 1.5)1.5       =        (1.2210)1.5
                    1+T                =         1.1424
                      T                =         0.1424

                                                         Item 24.b Exhibit (13)

                                LIMITED-TERM BOND
              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1996

1.0 Year (From Date of Inception 4/1/95)

         1000        (1+T) 1.          =         1,052.00
                    ((1+T) 1.)1.       =        (1.0520)1.
                      1+T              =         1.0520
                        T              =          .0520

1.5 Years (From Date of Inception 4/1/95)

         1000        (1+T) 1.5         =         1,070.00
                    ((1+T) 1.5)1.5     =        (1.0700)1.5
                      1+T              =         1.0461
                        T              =          .0461


                               NEW AMERICA GROWTH
              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1996

1.0 Year (From Date of Inception 4/1/95)

         1000        (1+T) 1.          =         1,461.00
                    ((1+T) 1.)1.       =        (1.4610)1.
                      1+T              =         1.4610
                        T              =          .4610

1.5 Years (From Date of Inception 4/1/95)

         1000        (1+T) 1.5         =         1,564.00
                    ((1+T) 1.5)1.5     =        (1.5640)1.5
                      1+T              =         1.3474
                        T              =          .3474

                                                         Item 24.b Exhibit (13)

                           PERSONAL STRATEGY BALANCED
              AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1996

1.0 Year (From Date of Inception 4/1/95)

         1000          (1+T) 1.        =         1,215.00
                      ((1+T) 1.)1.     =        (1.2150)1.
                        1+T            =         1.2150
                          T            =          .2150

1.5 Years (From Date of Inception 4/1/95)

         1000          (1+T) 1.5       =         1,274.00
                      ((1+T) 1.5)1.5   =        (1.2740)1.5
                        1+T            =         1.1752
                          T            =          .1752


                               LIMITED - TERM BOND
                   YIELD CALCULATION AS OF SEPTEMBER 30, 1996

  [ [   (16,987.30 - 0)         ]6 ]
2 [ [---------------------- + 1 ]  ] - 1
  [ [ 351,100.6962 X 10.70      ]  ]

  [ ( (    16,987.30      )     )6 ]
2 [ ( (-------------------) + 1 )  ] - 1
  [ ( (  3,756,777.4493   )     )  ]

  [ ( (                ) 6 )     ]
2 [ ( ( .004521774 + 1 )   ) - 1 ]

2 [ ( 1.027439196 ) - 1 ]

2 ( .027439196 )

              =   .054878392 or 5.49% to September 30, 1996
                  ----------